RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Raines Feldman LLP
1800 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Attention: Joshua Mogin
Phone: (310) 440-4100
Email: jmogin@raineslaw.com
______________________________________________________________________________
(space above this line for recorder’s use only)

L’AUBERGE DE SONOMA, LLC, LLC, as grantor
(Borrower)
to

FIDELITY NATIONAL TITLE COMPANY, as trustee
(Trustee)
for the benefit of
MIDFIRST BANK, as beneficiary
(Agent)
________________________________________________________
CONSTRUCTION DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
_______________________________________________

Dated:	As of October 2, 2017

Address:	29 East MacArthur Street
Sonoma, California 95476

THIS INSTRUMENT IS TO BE INDEXED AS BOTH A DEED OF TRUST AND A FIXTURE FILING FILED AS A FINANCING STATEMENT.

THIS INSTRUMENT CONSTITUTES A FIXTURE FILING UNDER SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF CALIFORNIA, THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN SONOMA COUNTY, CALIFORNIA, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED TO THIS SECURITY INSTRUMENT.

CONSTRUCTION DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
This Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is executed as of October 2, 2017, by L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company (“Borrower”) to FIDELITY NATIONAL TITLE COMPANY (“Trustee”), for the benefit of MIDFIRST BANK, a federally chartered savings association (“Agent”), and each bank, including Agent, named on the signature pages hereto and such other banks as may from time to time become a party to this Agreement pursuant to the terms hereof (each, including Agent, a “Bank”, and collectively, “Banks”) as beneficiary.
This instrument is made in connection with the Loan Agreement.
W I T N E S S E T H:
In order to secure payment of the Indebtedness and performance of Borrower's obligations under the Loan Documents, Borrower hereby irrevocably grants, bargains, sells and conveys to Trustee IN TRUST, WITH POWER OF SALE, the following property and rights, whether now owned or held or hereafter acquired and Borrower further grants to Trustee a security interest in the Property.
GRANTING CLAUSE ONE
All right, title and interest in and to the Land.
GRANTING CLAUSE TWO
All right, title and interest in and to the Improvements.
GRANTING CLAUSE THREE
All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Borrower in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.
GRANTING CLAUSE FOUR
All right, title and interest in and to the Equipment and the right, title and interest of Borrower in and to any of the Equipment which may be subject to any Security Agreements (as defined in the Uniform Commercial Code) superior, inferior or pari passu in lien to the lien of this Security Instrument. In connection with Equipment which is leased to Borrower or which is subject to a lien or security interest which is superior to the lien of this Security Instrument, this Security Instrument shall also cover all right, title and interest of Borrower in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment. All existing and future inventory, furnishings, fixtures, equipment, supplies, construction materials, goods and other tangible personal property, which are now or hereafter owned or acquired by Borrower or in which Borrower now or at any time has rights, wherever located or used or usable in connection

L’Auberge de Sonoma – Security Instrument

with the Property, and whether located at, placed upon or about, or affixed or attached to or installed in or on the Property or the Improvements or any part thereof, or located elsewhere in the possession of Borrower or any warehouseman, bailee, contractor, supplier or any other person, used or to be used in connection with or otherwise relating to the Property or the Improvements or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy thereof, and all accessories, attachments, parts, or repairs of or to any of such property, including but not limited to FF&E, all appliances, furniture and furnishings, findings, materials, supplies, equipment and fixtures, and all building material, supplies, and equipment now or hereafter delivered to the Property and installed or used or intended to be installed or used therein whether stored on the Property or elsewhere; and all renewals or replacements thereof or articles in substitution thereof.
GRANTING CLAUSE FIVE
All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.
GRANTING CLAUSE SIX
All leases and subleases (including, without limitation, all guarantees thereof) and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property) and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.
GRANTING CLAUSE SEVEN
All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.
GRANTING CLAUSE EIGHT
All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.
GRANTING CLAUSE NINE
The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or

L’Auberge de Sonoma – Security Instrument

proceeding to protect the interest of Agent in the Real Property or any part thereof and all awards and/or judgments received by Borrower from any source whatsoever.
GRANTING CLAUSE TEN
All cash on hand, bank accounts, accounts receivable, security deposits, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Borrower now has or may hereafter acquire in the Real Property or any part thereof.
GRANTING CLAUSE ELEVEN
All rights which Borrower now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys’ fees and disbursements) relating to the Real Property or any part thereof.
GRANTING CLAUSE TWELVE
All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names, trademarks, symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.
GRANTING CLAUSE THIRTEEN
All proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.
WITH RESPECT to any portion of the Property which is not real estate under the laws of the State of California, Borrower hereby grants, bargains, sells and conveys the same to Agent for the purposes set forth hereunder and the references above to Trustee shall be deemed to be to Agent with respect to such portion of the Property and Agent shall be vested with all rights, power and authority granted hereunder or by law to Trustee with respect thereto.
TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee and its successors and assigns for the benefit of Agent and the successors and assigns of Agent forever.
IN TRUST, WITH POWER OF SALE, to secure the payment to Agent of the Indebtedness at the time and in the manner provided for its payment in the Note and in this Security Instrument;
PROVIDED, HOWEVER, these presents are upon the express condition, if Borrower shall well and truly pay to Agent the Indebtedness at the time and in the manner provided in the Note and this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void;
AND Borrower represents and warrants to and covenants and agrees with Agent and Trustee as follows:

L’Auberge de Sonoma – Security Instrument

Borrower warrants to Trustee for the benefit of Agent, and agrees to defend title to the Property against the claims of any Person or Governmental Authority, subject to the Permitted Encumbrances. This Security Instrument will have no further force or effect on the Termination Date. Trustee on behalf of Agent will (unless otherwise required by Applicable Law) release this Security Instrument within 30 days after the Termination Date, at Borrower's expense.
Borrower acknowledges receiving good and valuable consideration, including the Indebtedness, to execute and deliver this Security Instrument.

To Agent:	MidFirst Bank – California
600 Anton Boulevard, Suite 1142
Costa Mesa, CA 92626
Attention: Chris Godlewski
Phone: (714) 754-1172
Email: Chris.Godlewski@midfirst.com

With a copy to:	MidFirst Bank Legal Department 501 NW Grand Blvd. Oklahoma City, OK 73118

with a copy to:	Raines Feldman LLP
1800 Avenue of the Stars, 12th Floor
Los Angeles, CA 90067
Attention: Joshua Mogin
Phone: (310) 440-4100
Email: jmogin@raineslaw.com

To Borrower:	L’Auberge de Sonoma, LLC
c/o IMH Financial Corporation
7001 N. Scottsdale Rd, Suite 2050
Scottsdale, Arizona 85253
Attention: Lawrence Bain
Phone: (480) 840-8400
Fax: (480) 840-8401
Email: LBain@imhfc.com

with a copy to:	c/o IMH Financial Corporation
7001 N. Scottsdale Rd, Suite 2050
Scottsdale, Arizona 85253
Attention: IMH Legal Department
Phone: (480) 840-8400
Fax: (480) 840-8401
Email: legal@imhfc.com

To: Trustee's:	Fidelity National Title Company 285 Second Street East
Sonoma, CA  95476
Attention: Cecilia Soukup
Phone: (707) 935-9112
Fax: (707) 935-0568
Email: Cecilia.Soukup@fnf.com

L’Auberge de Sonoma – Security Instrument

AND Borrower represents and warrants to and covenants and agrees with Agent and Trustee as follows:

ARTICLE I
Definitions and Loan Documents
1.1    Loan Documents. All representations, covenants and other terms (including those terms that apply to all Loan Documents) of the other Loan Documents are, by reference, fully incorporated in this Security Instrument. All covenants in the Loan Documents are covenants running with the Land.
1.2    Definitions. Capitalized terms not otherwise defined below will have the meanings set forth in the Loan Agreement. Each of the below capitalized terms has the following meaning:
“Equipment” means all machinery, equipment, fixtures, goods which are or are to become fixtures, furnishings, inventory and other property of every kind and nature whatsoever owned by Borrower or in which Borrower has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property (including, without limitation, food and beverage) and all building equipment, materials and supplies of any nature whatsoever owned by Borrower or in which Borrower has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures.
"Foreclosure Statute" has the meaning set forth in Section 4.2 below.
“Improvements” means any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof.
“Land” the real property or properties described on Exhibit A attached hereto.
"Loan” means a construction loan in the amount of $32,300,000.00 which may convert to a term loan in the amount of $32,300,000.00.
"Loan Agreement" means that certain Building Loan Agreement/Disbursement Schedule, dated as of the date hereof, between Borrower and Agent.
"Payment Notice" means Agent's notice to Tenant of an Event of Default Period.
"Personal Property" means all (i) Awards, (ii) Leases, (iii) all of Borrower's accounts (as defined in the UCC), goods (as defined in the UCC), fixtures, accessions (as defined in the UCC), general intangibles (as defined in the UCC), chattel paper (as defined in the UCC), investment property (as defined in the UCC) and deposits accounts (as defined in the UCC), which are ever situated on, derived from or used in connection with the Property, (iv) Additional Collateral, (v) all insurance policies covering the Property, the other Personal Property and the liability of any Borrower ,Trustee or Agent, and all insurance proceeds from any of the policies, (vi) amounts deposited in the Tax and Insurance Escrow Account, and (vii) all proceeds of the Personal Property described in (i) – (vi).
"Property" means the Real Property and the Personal Property.

L’Auberge de Sonoma – Security Instrument

"Real Property" means, collectively, (i) the Land (as legally described in Exhibit A annexed to this Security Instrument), (ii) the Improvements, (iii) Leases, Rents and Awards, (iv) all fixtures, accessions and appurtenances to the Land or Improvements, (v) all easements and rights of way now or hereafter benefiting the Land, (vi) all of Borrower's interest in any lands adjoining the Land, (vii) all water and all of Borrower's water rights benefiting the Land, and (viii) all rights, estates and privileges appurtenant or incident to the foregoing.
"Security Instrument" means this Construction Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, as amended, modified, restated and extended.
"Termination Date" means day on which Borrower fully pays the Indebtedness and performance all of Borrower's obligations under the Loan Documents.
"Transferee" means any Person, including Agent, who takes title to any Collateral after a Transfer Event.
"Transfer Event" means the conveyance of any Collateral to Agent or another Person through a foreclosure (or deed in lieu), receivership, bankruptcy or other voluntary or involuntary Borrower action.
"Trustee" means Fidelity National Title Company, and the successors and substitutes Agent designates.
“Uniform Commercial Code” means the Uniform Commercial Code of the State of California, as amended.
1.3    Terms Generally; References and Titles. References in this Security Instrument to "Articles," "Sections," "Exhibits" or "Schedules" will be to the Articles, Sections, Exhibits or Schedules of this Agreement unless otherwise specifically provided. All Exhibits and Schedules annexed to this Security Instrument are incorporated in, and are a part of, this Security Instrument for the purposes set forth in this Security Instrument. Any term defined in this Security Instrument may be used in the singular or plural. Words of any gender include all other genders. The terms "include," "includes," and "including" are followed by "without limitation". Except as otherwise specified or limited in this Security Instrument, a reference to any Person includes the successors and assigns of the Person. Unless otherwise specified all references "from" or "through" any date mean "from and including" or "through and including" the date. References to any statute or act include all related current regulations and all amendments and any successor statutes, acts and regulations. References to any statute or act, without additional reference, refer to federal statutes and acts of the United States. References to any agreement, instrument or document includes all schedules, exhibits, annexes and other attachments to the agreement, instrument or document.
1.4    Prepayment Premium. Unless Agent specifically waives the Prepayment Premium in any purported payoff statement, the Prepayment Premium is due and payable as provided in the Loan Agreement.
ARTICLE II.
Assignment of Leases and Rents
2.1    Assignment. For the Indebtedness and other good and valuable consideration, Borrower absolutely and unconditionally assigns and transfers to Agent (a) the Leases, (b) the Rents, and (c) any and all guaranties of payment of the Rent. Borrower does hereby absolutely and unconditionally assign to Agent its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Agent shall not be construed to bind Agent to the performance of any of the covenants, conditions or provisions

L’Auberge de Sonoma – Security Instrument

contained in any such Lease or otherwise to impose any obligation upon Agent. Borrower agrees to execute and deliver to Agent such additional instruments in form and substance satisfactory to Agent, as may hereafter be requested by Agent to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Section 2.1, Agent grants to Borrower a revocable license to operate and manage the Property and to collect the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Agent for use in the payment of such sums. During an Event of Default Period, the license granted to Borrower herein shall be automatically revoked and Agent shall immediately be entitled to possession of all Rents, whether or not Agent enters upon or takes control of the Property. Agent is hereby granted and assigned by Borrower the right, at its option, upon the revocation of the license granted herein to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Agent in its discretion shall deem proper. It is further the intent of Borrower and Agent that the Rents hereby absolutely assigned are no longer, during the term of this Security Instrument, property of Borrower or property of any estate of Borrower as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Borrower.
2.2    Application of Rent.
(a)    Each Tenant may, until Agent delivers a Payment Notice, pay Rent directly to Borrower (or its designee). Borrower shall hold all Rent it (or its designee) receives in trust for the benefit of Agent and the Loan. Unless Agent otherwise agrees, Borrower may only use the Rent to satisfy obligations arising under the Loan Documents, including payment of all Real Estate Taxes, insurance premiums, maintenance and repair costs, for the Property.
(b)    After a Tenant receives a Payment Notice, Tenant shall pay directly to Agent all Rent thereafter accruing. Tenant is relieved of its obligations to pay Borrower under any Lease to the extent of all Rent Tenant pays to Agent.
(c)    Agent may use any Rent it receives for (in the priority and amounts as Agent determines in its discretion): (i) (1) the expenses to operate, maintain and manage the Property, and (2) the expenses incident to taking and retaining possession of the Property and collecting Rent; and (ii) the Indebtedness. The assignment in Section 2.1 above does not reduce the Indebtedness unless Agent actually receives Rent and applies it to the Indebtedness.
(d)    Agent may, at its option and without impairing its rights under the assignment in this Section 2.1, release any Rent Agent receives to Borrower.
(e)    As between Borrower, Agent and any other Person, except a Tenant who has not received a Payment Notice, the assignment in Section 2.1 above is absolute, unconditional and presently effective. Agent's delivery of a Payment Notice is solely for the benefit and protection of each Tenant and does not otherwise benefit or affect Borrower or any Person claiming through or under Borrower.
(f)    Agent is not required to institute legal proceedings to enforce the terms of this Section.
2.3    No Third Party Beneficiary. The assignment in Section 2.1 above is not made for the benefit of any Person other than Agent.
2.4    Release and Termination. The assignment in Section 2.1 above terminates upon Agent's release of this Security Instrument.

L’Auberge de Sonoma – Security Instrument

ARTICLE III.
Leases
3.1    Form. All Leases must be on Borrower's standard form approved by Agent subject to the allowable modification in the Loan Agreement.
3.2    Approval. Except as set forth below and in the Loan Agreement, no Lease (including any Lease amendments) will be effective unless approved by Agent.
3.3    Terms. Notwithstanding the terms of any Lease made on or after the Effective Date, each Lease is subordinate to this Security Instrument and each Tenant shall, if Agent elects, execute an instrument (in form and substance acceptable to Agent in its sole discretion) subordinating the Tenant's leasehold interest to Agent's liens and security interests. No Leases may, unless Agent specifically agrees in writing, impose obligations upon Agent or any Transferee prior to or following a Transfer Event.
3.4    Agent's Preapproval. Notwithstanding Section 3.2 above and subject to Sections 3.1 and 3.3 above, Borrower may enter into and modify, but not terminate, Leases (except ground or master Leases) that:
(a)    are with Tenants who are not affiliated with Borrower;
(b)    do not grant Tenants more than 1 month of free rent for each year of the lease or renewal term or any reduced Rents;
(c)    do not afford Tenants any termination rights other than those, if any, set forth in the Agent approved standard form lease;
(d)    are an arm’s length transaction on economic terms conforming to current market conditions;
(e)    Deleted;
(f)    do not cover more than 3,000 rentable square feet;
(g)    deleted; and
(h)    do not contain any rights of first refusal or options to purchase.
ARTICLE IV.
Remedies
4.1    Possession. During an Event of Default Period, Agent may (a) enter upon and take possession of the Property and (b) exercise, without Borrower's interference, any rights which Borrower has with respect to the managing, possessing, operating, leasing, protecting or preserving the Property. If Agent rents any of the Property, Agent will do so for the account of Borrower, and Agent may deduct from the Rents all expenses and liabilities Agent incurs in collecting the Rents and in managing, operating, maintaining, protecting or preserving the Property. Agent may apply any remaining Rents to the Indebtedness in any manner Agent chooses. All costs, expenses and liabilities Agent incurs in collecting the Rents and in managing, operating, maintaining, protecting or preserving the Property, which exceed the Rents Agent actually collects from Tenants will be Additional Costs. If Agent elects to take possession of the Property, then Borrower will quietly surrender possession of the Property. If Borrower fails to quietly surrender possession of the Property, then Agent may invoke all legal remedies to dispossess Borrower.
4.2    Foreclosure. Borrower grants Trustee on behalf of Agent a power of sale. During an Event of Default Period, Trustee, if Agent directs, on behalf of Agent may exercise the power of sale and foreclose the liens and security interests created by this Security Instrument in any manner provided by applicable

L’Auberge de Sonoma – Security Instrument

state law (as amended, replaced or re-codified, the "Foreclosure Statute"). If the Foreclosure Statute is no longer in force or effect, then, in addition to Agent's other rights at law or in equity, Agent may foreclose pursuant to the rules set forth in the last effective Foreclosure Statute. In addition to the power of sale and non-judicial foreclosure rights granted to Trustee on behalf of Agent, if Trustee on behalf of Agent desires, then Trustee on behalf of Agent may file suit on the Indebtedness and for the foreclosure of the liens and security interests created by this Security Instrument.

4.3    Receiver. In addition to all other remedies in the Loan Documents, at law or in equity, during an Event of Default Period, (a) without notice to any Borrower Party, (b) whether or not Borrower is solvent, (c) whether or not a Borrower Party commits fraud or mismanages the Property, (d) even if the Property is sufficient to repay the Indebtedness, or (e) without filing any proceeding other than a proceeding seeking the appointment of a receiver, Agent will be entitled to the appointment of a receiver or receivers for the Property and the Rents. Borrower irrevocably consents to the appointment of a receiver and waives all defenses to any Agent application for a receiver. During a receivership for the Property, Borrower irrevocably consents to (i) Agent commencing any additional proceeding to enforce any other right or remedy under the Loan Documents, at law or in equity, and (ii) Trustee on behalf of Agent conducting a non-judicial sale of the Collateral pursuant to the Foreclosure Statute. Any money Agent advances in connection with a receivership will be Additional Costs. This Section is an express condition upon which the Loan is made.
4.4    Proceeds of Sale. The proceeds of any Trustee's or receiver's sale of the Property in foreclosure of the liens evidenced by this Security Instrument will be:
FIRST, applied to the payment of all costs of the sale, and a reasonable fee, not exceeding 5% of the sales proceeds, to Trustee acting under Section 4.2 above; SECOND, applied to the Indebtedness, in the order Agent elects, until the Indebtedness is paid in full; and THIRD, the remainder, if any, paid to any Person (including Borrower) as required by Applicable Law.
4.5    Agent as Purchaser. Agent may purchase the Property at any foreclosure sale. In connection with any foreclosure sale, Agent may credit bid in an amount up to the Indebtedness then owed to Agent.
4.6    Uniform Commercial Code. During an Event of Default Period, Agent may exercise its rights of enforcement with respect to the Collateral under the UCC. In addition to or in substitution for Agent's UCC rights and remedies:
(a)    Agent may enter upon the Property to take possession of, assemble and collect the Collateral or to render it unusable;
(b)    Agent may require Borrower to assemble the Collateral and make it available at the Property or any place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral;
(c)    Agent may mail written notice to Borrower as provided in the Loan Agreement ten (10) days prior to the date of any sale of the Collateral, and such notice will constitute reasonable notice under the UCC;
(d)    Agent need not take possession of the Collateral prior to any Transfer Event; and
(e)    prior to applying Transfer Event proceeds to the Indebtedness, Agent may apply the proceeds to the reasonable expenses (including Agent's legal expenses and reasonable attorneys' fees, including allocated in-house counsel expenses) incurred to collect the Indebtedness, enforce the Loan Documents or to take possession of, hold or prepare the Collateral for transfer.

L’Auberge de Sonoma – Security Instrument

4.7    Delivery of Possession After Foreclosure. Immediately after a Transfer Event, Borrower and any Person claiming any Collateral interest by, through or under Borrower, who is occupying or using the Property or other Collateral, will become the tenant or lessee of the Transferee. Subject to any non-disturbance and attornment agreement between Agent and a Tenant, the post-Transfer Event tenancy will be a tenancy at will, terminable at the will of either Transferee or the tenant, at a daily fair market rental. If tenant fails to surrender possession of the Collateral to Transferee after Transferee's demand, then Transferee may institute and maintain an action for forcible entry and detainer of the Property.
ARTICLE V.
Miscellaneous
5.1    Successor Trustee. Agent may remove Trustee, or Trustee may resign, at any time with or without cause. If Trustee dies, resigns or is removed, then Agent may, in writing, appoint a successor or substitute trustee. Agent may exercise its right to remove any Trustee or appoint any number of successor or substitute trustees as often as Agent desires until the Termination Date. Agent may appoint a single or multiple substitute trustees to act instead of the original trustee. If multiple substitute trustees are appointed, then each may act alone without the other substitute trustees. Immediately after a successor or substitute trustee is appointed, (i) all of the Trustee's estate in and title to the Collateral vests in the successor or substitute trustee(s), (ii) the successor or substitute trustee(s) will succeed to all rights, powers, privileges and immunities conferred upon Trustee, and (iii) the prior Trustee(s) shall assign, transfer and deliver to the successor or substitute Trustee(s) all of the Collateral the prior Trustee holds. Upon the written request of Agent or of the successor or substitute Trustee(s), the prior Trustee shall execute and deliver an instrument transferring to the successor or substitute Trustee(s) all of the estate in and title to the Collateral.
5.2    Authorization to File Financing Statement. Borrower authorizes Agent to file in any jurisdiction a reproduction of this Security Instrument or financing statements covering the Collateral. If Agent desires, Agent may describe the Collateral in any financing statement as of Borrower's "all assets" or words of similar effect.
5.3    Fixture Filing. This Security Instrument is a financing statement filed as a fixture filing. For purposes of this Security Instrument being a financing statement: Borrower is the debtor, Agent is the secured party, and the collateral is the Personal Property, including fixtures.
5.4    Dealing with Successor. If Borrower no longer owns the Collateral, then Agent may, without notice to Borrower, deal with Borrower's successor in interest concerning this Security Instrument and the Indebtedness in the same manner as with Borrower, without in any way vitiating or discharging Borrower's liability under the Loan Documents or for the Indebtedness. Notwithstanding the foregoing, Agent does not consent to any transfer of the Collateral, except as expressly set forth in the Loan Documents or as Agent hereafter agrees in writing.
5.5    Subrogation. If Loan proceeds pay indebtedness secured by any outstanding lien, security interest or prior encumbrance against the Collateral, then Agent has advanced the proceeds at Borrower's request and Agent is subrogated to all rights, security interests and liens held by the holder of the outstanding liens, security interests or encumbrances, irrespective of whether the liens, security interests or encumbrances are released. However, the terms and provisions of the Loan Documents will govern the rights and remedies of Agent and supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the original lien, security interest or encumbrance.
5.6    Application of Indebtedness. If this Security Instrument or any of the Collateral cannot lawfully secure any of the Indebtedness or if the liens or security interests created by this Security Instrument are invalid or unenforceable as to any of the Indebtedness or any of the Collateral, then all payments made

L’Auberge de Sonoma – Security Instrument

on the Indebtedness will be applied first to all of the Indebtedness which is not secured by this Security Instrument or the Collateral.
5.7    Agents. Agent or Trustee may appoint one or more Persons as agent to perform any act necessary or incidental to any sale of the Collateral, in the name and on behalf of Agent or Trustee.
5.8    Transfer Recitals. All statements of fact in any instrument evidencing a Transfer Event concerning (i) nonpayment of the Indebtedness, (ii) any Event of Default, (iii) acceleration of the Indebtedness, or (iv) any other matter, are prima facie evidence of the truth of the recited fact.
ARTICLE VI.
CONCERNING THE TRUSTEE
6.1    Trustee’s Fees. Borrower shall pay all costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.
6.2    Substitute Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Agent may remove Trustee at any time or from time to time and select a successor trustee by filing the appropriate instrument in the office where this Security Instrument is recorded. Borrower hereby irrevocably appoints Agent as its attorney-in-fact, coupled with an interest, with full power of substitution to file, execute and record any document required to appoint such substitute trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever, Agent may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Agent. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise. Borrower agrees to the foregoing for itself, its successors and assigns.
6.3    Power of Sale.
(a)    Upon the occurrence of an Event of Default, Trustee, or the agent or successor of Trustee, at the request of Agent, shall sell or offer for sale the Property in such portions, order and parcels as Agent may determine with or without having first taken possession of same, to the highest bidder for cash at one or more public auctions in accordance with the terms and provisions of the law of the State in which the Property is located. Such sale shall be made at the area within the courthouse of the county in which the Property (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such County as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State where the Property is located, after advertising the time, place and terms of sale and that portion of the Property in accordance with such law, and after having served written or printed notice of the

L’Auberge de Sonoma – Security Instrument

proposed sale by certified mail on each Borrower obligated to pay the Note and other secured indebtedness secured by this Security Instrument according to the records of Agent in accordance with applicable law. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.
(b)    At any such public sale, Trustee may execute and deliver in the name of Borrower to the purchaser a conveyance of the Property or any part of the Property in fee simple. In the event of any sale under this Security Instrument by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold in its entirety or in separate parcels and in such manner or order as Agent in its sole discretion may elect, and if Agent so elects, Trustee may sell the personal property covered by this Security Instrument at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State in which the Property is located, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until all the Property is sold or the Note and other secured indebtedness is paid in full. If the Note and other secured indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guaranty, assignments of lease, or other security instruments, Agent at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Agent may determine.
(c)    Upon any foreclosure sale or sales of all or any portion of the Property under the power herein granted, Agent may bid for and purchase the Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.
(d)    In the event of a foreclosure or a sale of all or any portion of the Property under the power herein granted, the proceeds of said sale shall be applied, in whatever order Agent in its sole discretion may decide, to the expenses of such sale and of all proceedings in connection therewith (including, without limitation, attorneys’ fees and expenses), to fees and expenses of Trustee (including, without limitation, Trustee’s attorneys’ fees and expenses), to insurance premiums, liens, assessments, taxes and charges (including, without limitation, utility charges advanced by Agent), to payment of the outstanding principal balance of the Indebtedness, and to the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.
(e)    In case Trustee shall have proceeded to enforce any right or remedy under this Security Instrument by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Agent, then in every case, Borrower, Agent and Trustee shall be restored to their former positions and the rights, powers and remedies of Agent and Trustee herein provided or arising, or existing otherwise as herein set forth shall continue as if no such proceeding had been taken.
6.4    Acceptance by Trustee. Trustee accepts the Property when this Security Instrument, duly executed and acknowledged, becomes a public record as provided by law. Trustee shall not be obligated to perform any act required hereunder unless the performance of such act is requested in writing and Trustee is reasonably indemnified against loss, cost, liability and expense.
6.5    Acts of Trustee. From time to time, upon written request of Agent and without affecting the liability of any person for payment of any indebtedness or performance of the obligations secured hereby, Trustee may, without liability therefor and without notice reconvey all or any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; join in any declaration of covenants and restrictions; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available

L’Auberge de Sonoma – Security Instrument

hereunder, and Trustee may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Security Instrument.
6.6    No Liability of Trustee. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except due to the Trustee’s gross negligence, breach of agreement, fraud or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by them hereunder, believed by the Trustee in good faith to be genuine. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law or under the Loan Documents), and the Trustee shall be under no liability for interest on any moneys received by the Trustee hereunder.
6.7    Trustee Powers. Trustee may exercise any of its powers through appointment of attorney-in-fact or agents. Trustee may select and employ legal counsel at the expense of Borrower.
6.8    Priority. All amounts advanced by either of Agent or Trustee hereunder shall be secured by this Security Instrument with priority dating back to the date of the grant of this Security Instrument.
6.9    Ratification. Borrower hereby ratifies and confirms every act that Trustee and its successors may lawfully do at the Property by virtue of powers granted to Trustee hereunder.

ARTICLE VII.
State Law Provisions
7.1    Conflicts. This Article VII will control any conflict between the terms of this Article VII and the other provisions of this Security Instrument and the other Loan Documents.
7.2    Full Reconveyance and Partial Reconveyance of Parking Parcel. Upon written request of Agent stating that all sums secured hereby have been paid, upon surrender to Trustee of the Note and the original or a certified copy of this Security Instrument for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”
7.3    Dwellings. No portion of the proceeds of the Loan shall be used by Borrower to finance the purchase or construction of real property containing four (4) or fewer residential units or on which four (4) or fewer residential units are to be constructed. No portion of the Property is or will be a “dwelling” within the meaning of Section 10240.1 or Section 10240.2 of the California Business and Professions Code.
7.4    Indemnity; Expenses. Borrower will pay or reimburse the Trustee and the Agent for all reasonable attorneys’ fees, costs and expenses incurred by either of them in any suit, action, legal proceeding or dispute of any kind in which either of them is made a party or appears as party plaintiff or defendant, affecting the Indebtedness, this Security Instrument or the interest created herein, or the Property, or any appeal thereof, including, but not limited to, activities related to enforcement of the remedies of Agent, activities related to protection of Agent’s collateral, any foreclosure action or exercise of the power of sale, any condemnation action involving the Property or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against Borrower, and any such amounts paid or incurred by the Trustee or the Agent shall be added to the Indebtedness and shall be secured by this Security Instrument.

L’Auberge de Sonoma – Security Instrument

The agreements of this subsection shall expressly survive in perpetuity satisfaction of this Security Instrument and repayment of the Indebtedness, any release, reconveyance, discharge of foreclosure of this Security Instrument, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by trustee’s conveyance of the Property. Notwithstanding the forgoing, Borrower shall have no liability under this Section for any fees, costs or expenses arising solely from the gross negligence, fraud, or willful misconduct of Agent.
7.5    Supplemental Environmental Provisions. In the event that any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Agent’s or Trustee’s rights and remedies under this Security Instrument, Agent may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Borrower to judgment and any other rights and remedies permitted by law. Agent shall have the right under Section 7.1 of this Security Instrument to allocate amounts recovered on the Indebtedness first to those portions thereof other than damages and other amounts recoverable under California Code of Civil Procedure Section 736, and thereafter to damages and other amounts recoverable under said Section.
7.6    Foreclosure By Power of Sale. (i) Should Agent elect to foreclose by exercise of the power of sale herein contained, Agent shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Security Instrument and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.
(a)    Upon receipt of notice from Agent, Trustee shall cause to be recorded, published and delivered to Borrower such notice of default and election to sell as is then required by law. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Agent may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Agent, may purchase at such sale, and Borrower hereby covenants to warrant and defend the title of such purchaser or purchasers.
(b)    Subject to applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.
7.7    Separate Sales. The Property may be sold in one or more parcels and in such manner and order as Agent, in its sole discretion, may direct Trustee so to do. A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Property sold, without defect or irregularity.
7.8    Release of and Resort to Collateral. Agent may release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Property, any

L’Auberge de Sonoma – Security Instrument

part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property. For payment of the Indebtedness, Agent may resort to any other security in such order and manner as Agent may elect.
7.9    Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or law or judicial decision exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (ii) all notices of any Event of Default or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.
7.10    Discontinuance of Proceedings. If Agent shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Agent shall have the unqualified right to do so and, in such an event, Borrower and Agent shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Agent shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Agent thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.
7.11    No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Security Instrument nor any other remedies afforded to Agent under the Loan Documents, at law or in equity, shall cause Agent or Trustee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Agent or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.
7.12    Concerning the Trustee. With the approval of Agent, Trustee shall have the right to take any and all of the following actions: (i) to select, employ and consult with counsel (who may be, but need not be, counsel for Agent) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (iii) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence, bad faith, fraud or willful misconduct), and (iv) any and all other lawful action that Agent may instruct Trustee to take to protect or enforce Agent’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

L’Auberge de Sonoma – Security Instrument

7.13    Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from any other moneys of Trustee.
7.14    Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Agent. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or if, for any reason, Agent, in Agent’s sole discretion and with or without cause, shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Agent shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Agent, and if such Agent be a corporation and such appointment be executed on its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his or her successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Security Instrument or applicable law. Any prior election to act jointly or severally shall not prevent either or both of such multiple substitute Trustees from subsequently executing, jointly or severally, any or all of the provisions hereof.
7.15    Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.
7.16    Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Agent or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee’s place.
7.17    No Representation by Trustee or Agent. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Agent pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, neither Trustee nor Agent shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Agent.
7.18    Border Zone. To Borrower’s knowledge, Borrower represents to Agent that, as of the date hereof, the Property has not been designated as “border zone property” under the provisions of California Health and Safety Code, Sections 25220 et. seq. and there has been no occurrence or condition on any real

L’Auberge de Sonoma – Security Instrument

property adjoining or in the vicinity of the Property that could cause the Property to be designated as Border Zone Property.
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L’Auberge de Sonoma – Security Instrument

Borrower has executed this Security Instrument on the date of the below acknowledgement, but to be effective on the Effective Date.

BORROWER:

L’AUBERGE DE SONOMA, LLC, a Delaware limited liability company

By:	L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability company, its Chief Manager and Sole Equity Member

	By:	L’Auberge Fund Manager, LLC, a Delaware limited liability company, its Manager

		By:	IMH Financial Corporation, a Delaware corporation, its Sole Member

			By:	/s/ Lawrence D. Bain
			Name:	Lawrence D. Bain
			Title:	Chairman and CEO

SIGNATURE PAGE
TO
SECURITY INSTRUMENT

STATE OF ARIZONA	)
)
COUNTY OF MARICOPA	)

On October _____, 2017, before me, ____________________________________, a Notary Public in and for the State of Arizona, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which _____________________________ acted, executed the instrument.

Signature
(Space above for official notarial seal)

Name of Document:
Dated: October ___, 2017
No. of Pages: _____
Other signers: ________________

SIGNATURE PAGE
TO
SECURITY INSTRUMENT

EXHIBIT A
LEGAL DESCRIPTION OF LAND
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SONOMA, COUNTY OF
SONOMA, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

LOTS ONE AND TWO, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "CITY OF SONOMA PARCEL MAP NO. 112", FILED IN THE OFFICE OF THE COUNTY RECORDER OF SONOMA COUNTY, STATE OF CALIFORNIA, ON SEPTEMBER 8, 1997, IN BOOK 569 OF MAPS AT PAGES 15-16, SONOMA COUNTY RECORDS.

For APN/Parcel ID(s): 128-091-005-000 and 128-081-002-000

EXHIBIT A
TO
SECURITY INSTRUMENT